UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 15, 2004

POINTE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

FLORIDA	0-24433	65-0451402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2185 Powerline Road

Boca Raton, FL 33433

(Address of Principal Executive Office) (Zip Code)

(561) 368-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

 (c)

Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release issued on April 15, 2004

Item 9.     Regulation FD Disclosure

The press release regarding the First Quarter 2004 financial results attached as Exhibit 99.1 was issued by the Company on April 15, 2004.

Item 12.   Results of Operations and Financial Condition

The press release regarding the First Quarter 2004 financial results attached as Exhibit 99.1 was issued by the Company on April 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POINTE FINANCIAL CORPORATION

Date: April 16, 2004	By:	/s/ BRADLEY R. MEREDITH
Bradley R. Meredith Chief Financial Officer (Principal Financial and Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description

99.1	Press Release issued on April 15, 2004